Exhibit 10.1

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

     FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 21, 2001 (this "Amendment"), among BOUNDLESS TECHNOLOGIES, INC. ("Boundless Technologies"), BOUNDLESS MANUFACTURING SERVICES, INC. ("BMS"; collectively with Boundless Technologies, the "Co-Borrowers"), BOUNDLESS ACQUISITION CORP. ("BAC") and BOUNDLESS CORPORATION ("BC" collectively, with BAC, the "Guarantors") and THE CHASE MANHATTAN BANK, SILICON VALLEY BANK and NATIONAL BANK OF CANADA (collectively, the "Banks") and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, the "Administrative Agent").

                                    RECITALS:

     A. The Co-Borrowers, the Guarantors, the Banks and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement and Guaranty, dated as of May 25, 2000, as amended by the Amendment and Waiver to Credit Agreement, dated as of July 31, 2000, the Second Amendment to Credit Agreement, dated as of November 7, 2000 and the Third Amendment and Waiver to Credit Agreement, dated as of November 16, 2000 (as same may be further amended, restated, supplemented and otherwise modified, from time to time, "Credit Agreement").

     B. The Co-Borrowers have requested that the Banks amend certain provisions of the Credit Agreement, and the Banks have agreed to such amendments subject to the terms and conditions of this Amendment.

     C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

     The amendments set forth in this Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.


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     Section  1.1  Section  1.01 of the Credit  Agreement  is hereby  amended by adding the following new definition in its appropriate alphabetical order:

          "Net Proceeds" shall mean the gross proceeds received by any Co-Borrower or any Guarantor from the issuance of any of its capital stock, less the sum of all out-of-pocket fees and expenses incurred in connection with such issuance, including, without limitation underwriters' fees and commissions."

     Section 1.2 Section 2.01 of the Credit Agreement is hereby amended to add the following new sentence at the end thereof:

          "Notwithstanding anything to the contrary above, the Banks shall permit up to $400,000 of the Overadvance described above to be in existence during the period commencing March 9, 2001 through and including June 9, 2001, provided that such amount shall be reduced, dollar for dollar, by an amount equal to the Net Proceeds received by any Co-Borrower or any Guarantor in connection with the issuance of any shares of its capital stock."

     Section 1.3 Section 2.11 of the Credit Agreement is hereby amended by adding the following new subsection "(c)" immediately following subsection "(b)" thereof:

          "(c) In the event that any Co-Borrower or any Guarantor shall receive proceeds from the issuance of any shares of its capital stock, whether by private placement, public offering or otherwise, the Co-Borrowers shall apply the first $500,000 of the Net Proceeds therefrom to prepay any Revolving Credit Loans that are then outstanding, and, in the event that the Net Proceeds are in excess of $500,000, any amount in excess of $500,000 shall be applied to the principal installments of the Term Loan in inverse order of their maturities until the Term Loan shall have been paid in full. Prepayments of the Term Loan may not be reborrowed."

                                   ARTICLE 2.
                           CONDITIONS TO EFFECTIVENESS

     Section 2.1. Conditions to Effectiveness. The amendments to the Credit Agreement described herein are subject to(a) receipt by the Administrative Agent of the following items, each in form and substance satisfactory to the Banks:
(i) this Amendment, duly executed by each Co-Borrower and each Guarantor; (ii) a certificate of a duly authorized officer of the Co-Borrowers stating that the representations and warranties in Article VIII of the Credit Agreement are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default, except such Defaults or Events of Default as are described on Schedule A hereto;
(iii) an amendment fee of $50,000 to be distributed to the Banks based upon their Pro-Rata Share; (iv) duly executed UCC-1 financing statements, or such


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other  documents as may be required by the  Administrative  Agent,  to perfect a security interest in in-transit inventory of the Co-Borrowers, all in form and substance satisfactory to the Administrative Agent; and (b) payment by the Co-Borrowers of all reasonable legal fees and disbursements of counsel to the Administrative Agent incurred in connection with this Amendment.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     Each Co-Borrower hereby represents and warrants to the Banks that:

     Section  3.1.  Each of the  representations  and  warranties  set  forth in
Article VIII of the Credit Agreement is true as of the date hereof with respect to the Co-Borrower and, to the extent applicable, each Guarantor and each of their respective Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks and the Administrative Agent to enter into this Amendment, each Co-Borrower hereby covenants, represents and warrants to the Banks that since December 31, 1999 there has been no material adverse change in the business, operations, properties or financial condition of any Co-Borrower, any Guarantor or any of their respective Subsidiaries.

     Section 3.2. To induce the Banks and the Administrative Agent to enter into this Amendment and to continue to make advances to the Co-Borrowers pursuant to the Credit Agreement, as amended hereby, the Co-Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default other than those Defaults and Events of Default described on Schedule 3 hereto and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Co-Borrowers arising out of or with respect to any of the obligations of the Co-Borrowers and the Guarantors under the Credit Agreement.

     Section 3.3. Each Co-Borrower and each Guarantor has the corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

     Section 3.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Co-Borrowers and the Guarantors in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Co-Borrowers and the Guarantors, each of which is and shall be enforceable against Co-Borrowers and the Guarantors, as applicable, in accordance with their respective terms.


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     Section 3.5. No  representation,  warranty or statement by the Co-Borrowers and the Guarantors contained herein or in any other document to be furnished by the Co-Borrowers and the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     Section 3.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

                                   ARTICLE 4.
                                  MISCELLANEOUS

     Section 4.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing (either original or via facsimile) any such counterpart.

     Section 4.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

     Section 4.3. The execution and delivery of this Amendment by the Banks shall not be deemed to be a waiver of any Default or Event of Default that has occurred or that may hereafter arise pursuant to the terms of the Credit Agreement and the parties hereto agree that the Banks retain all of their rights and remedies under the Credit Agreement with respect to any Default or Event of Default, whether now existing or hereafter arising.

[next page is signature page]


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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of the day and year first above written.

                          BOUNDLESS TECHNOLOGIES, INC.

                          By:____________________________________
                          Name: Joseph Gardner
                          Title: Vice President

                          BOUNDLESS MANUFACTURING SERVICES, INC.

                          By:____________________________________
                          Name: Joseph Gardner
                          Title: Vice President

                          BOUNDLESS ACQUISITION CORP.

                          By:____________________________________
                          Name: Joseph Gardner
                          Title: Vice President

                          BOUNDLESS CORPORATION

                          By:____________________________________
                          Name: Joseph Gardner
                          Title: Vice President

                          THE CHASE MANHATTAN BANK,
                          as a Bank and as Administrative Agent

                          By:______________________________________
                          Name: William DeMilt
                          Title: Vice President



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                          SILICON VALLEY BANK,
                          as a Bank

                          By:______________________________________
                          Name: Sheila Colson
                          Title: Vice President

                          NATIONAL BANK OF CANADA,
                          as a Bank

                          By:______________________________________
                          Name:
                          Title:


                          By:______________________________________
                          Name:
                          Title:


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                                   SCHEDULE 3

                     Existing Defaults and Events of Default

                        [To be prepared by Co-Borrowers]